Note 10 - Subsequent Events	6 Months Ended
Jun. 30, 2020
Notes to Financial Statements
Subsequent Events [Text Block]
10.
       Subsequent Events

The following events occurred after
June 30, 2020:

In
July 2020,
the Company entered into a supplemental agreement of its lenders to defer a portion of its
2020
loan repayments to be repaid together with the respective balloon instalment. A total of
$1.4
million was rescheduled to
November 2021.
Furthermore, the Company agreed with the holders of its Series B Preferred Shares to have the option of paying the quarterly dividends in-kind, for the period from
April 1, 2020
to
January 29, 2021,
by issuing additional Series B Preferred Shares and increasing the dividend rate to
10.25%
if paid in-kind,
1%
higher than if paid in cash. The respective agreement is in the process of customary documentation.